Related parties	12 Months Ended
Dec. 31, 2022
Related parties
Related parties

32 Related parties

A related party is a person or entity that is related to the entity that is preparing its financial statements. Transactions between an entity and any related party are disclosed in the financial statements in accordance with both accounting standards and relevant listing rules to ensure readers are aware of how financial statements may be affected by these transactions.

UK Government

The UK Government through HM Treasury is the ultimate controlling party of The NatWest Group plc. The UK Government's shareholding is managed by UK Government Investments Limited, a company wholly owned by the UK Government. As a result the UK Government and UK Government controlled bodies are related parties of the Group.

At 31 December 2022 HM Treasury’s holding in the company’s ordinary shares was 45.97%.

NatWest Group enters into transactions with many of these bodies. Transactions include the payment of: taxes – principally UK corporation tax (Note 7) and value added tax; national insurance contributions; local authority rates; and regulatory fees and levies (including the bank levy (Note 3) and FSCS levy (Note 26) - together with banking transactions such as loans and deposits undertaken in the normal course of banker-customer relationships.

Bank of England facilities

NatWest Group may participate in a number of schemes operated by the Bank of England in the normal course of business.

Members of NatWest Group that are UK authorised institutions are required to maintain non-interest bearing (cash ratio) deposits with the Bank of England amounting to 0.403% of their average eligible liabilities in excess of £600 million. They also have access to Bank of England reserve accounts: sterling current accounts that earn interest at the Bank of England Base rate.

NatWest Group provides guarantees for certain subsidiaries liabilities to the Bank of England.

Other related parties

-	In their roles as providers of finance, NatWest Group companies provide development and other types of capital support to businesses. These investments are made in the normal course of business.
-	To further strategic partnerships, NatWest group may seek to invest in third parties or allow third parties to hold a minority interest in a subsidiary of NatWest group. We disclose as related parties where stakes of 10 per cent or more are held. Ongoing business transactions with these entities are on normal commercial terms.
-	We hold investments and other assets of £871 million and total liabilities of £4.5 million.
-	NatWest Group recharges NatWest Group Pension Fund with the cost of administration services incurred by it. The amounts involved are not material to NatWest Group.
-	During February 2023, the Group has entered into an agreement to establish a new legal structure to hold assets, consolidated on the Group’s balance sheet, to meet potential future contributions required by the Main section of the Group’ Pension Fund. This transaction will require a future transfer of £471 million to the Reservoir Trust once the final dividend for 2022 approved by shareholders. This transaction does not create a pension liability with the Main section of the Group Pension Fund. See further details in note 5 and note 33.
-	In accordance with IAS 24, transactions or balances between NatWest Group entities that have been eliminated on consolidation are not reported.
-	The primary financial statements of the parent company include transactions and balances with its subsidiaries which have been further disclosed in the relevant notes.